Net Loss Per Common Share	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
Net Loss Per Common Share
17.	Net Loss Per Common Share
The following table summarizes the computation of basic and diluted net loss per common share (in thousands, except per share amounts):

	Year Ended December 31,
	2025	2024	2023
Numerator
Net loss	$(585,525)	$(69,459)	$(56,945)

Denominator
Weighted-average common shares outstanding, basic and diluted	91,225	58,410	57,932

Net loss per common share, basic and diluted	$(6.42)	$(1.19)	$(0.98)

The following potentially dilutive common stock equivalents were excluded from the computation of diluted net loss per share for the periods presented because including them would have been antidilutive (in thousands):

	Year Ended December 31,
	2025	2024	2023
Common stock warrants	65,226	310	476
Common stock options	55,438	49,157	42,630
Redeemable convertible preferred stock	14,597	62,240	62,240
Redeemable convertible preferred stock warrants	—	1,305	1,305

Total	135,261	113,012	106,651

The 74,998,317 shares and 6,250,000 shares of common stock equivalent subject to the remaining Earn Out Securities and Sponsor Earn Out Securities, respectively, are excluded from the anti-dilutive table above as of December 31, 2025 as the underlying shares remain contingently issuable as the triggering events have not been satisfied (see Note 3).
Excluded from common stock warrants in the anti-dilutive table above as of December 31, 2024 and 2023 were those warrants with a nominal exercise price, which were included in the computation of basic and diluted net loss per share on the date all necessary conditions were satisfied for issuance, which was from the date any service based vesting conditions were met.